Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies, in his capacity as the Principal Executive Officer of Erin Energy Corporation (the “Corporation”), that the Quarterly Report of the Corporation on Form 10-Q for the quarter ended June 30, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and the results of operations of the Corporation.

Date: August 9, 2017	/s/ Sakiru Adefemi (Femi) Ayoade
Sakiru Adefemi (Femi) Ayoade
Chief Executive Officer (Principal Executive Officer)